FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

                 Date of Report:  June 14, 1999


              HOUSEHOLD CONSUMER LOAN TRUST 1996-1
              ------------------------------------
     (Exact name of registrant as specified in its charter)


                  HOUSEHOLD FINANCE CORPORATION
                  -----------------------------
                  (Administrator of the Trust)
      (Exact name as specified in Administrator's charter)


      Delaware                   0-21979              88-0367746
------------------------------------------------------------------
(State or other juris-    (Commission File Numbers) (IRS Employer
diction of incorpora-                                Identification
tion of Administrator)                               Number of
                                                     Registrant)


 2700 Sanders Road, Prospect Heights, Illinois          60070
------------------------------------------------------------------
(Address of principal executive offices of             (Zip Code)
     Administrator)


Administrator's telephone number, including area code 847/564-5000
                                                      ------------

                                  Exhibit Index appears on page 3



Item 5.  OTHER EVENTS.

     As provided for in Section 4.06 of the Pooling and Servicing Agreement (the "Pooling Agreement") for Household Consumer Loan Deposit Trust I (the "Trust"), as of March 15, 1999, the Pooling Agreement was amended to create two pools of assets within the Trust. All Receivables that were assigned to the Trust prior to the date of the amendment are contained in Pool 1. Those Receivables consist of revolving consumer loans. Receivables assigned to the Trust after the amendment will be designated as assets in Pool 1 or Pool 2. It is expected that Pool 2 will consist of both revolving and closed-end loans.

     The Pooling Agreement was also amended to assign each existing Series, and all Series issued in the future to a Group. All Series outstanding as of the date of the amendment (Series 1995-1, 1996-1, 1996-2, 1997-1, 1997-2, 1997-A, 1996-B and 1999-A) were assigned to
Group 1. Series issued by the Trust after the amendment will be assigned to Group 1 or Group 2. Prior to the date of this report, Series 1999-A2, 1999-B2 and 1999-C2 were issued and assigned to Group 2.

     Collections on Receivables in Pool 1 will be allocated to make payments of principal and interest on each Series in Group 1, while collections on Receivables in Pool 2 will be allocated to make payments due on Series in Group 2. However, the amendment to the Pooling Agreement also provides that excess finance charges in both Pools will be shared among all Series, whether in Group 1 or Group
2. Excess finance charges from Group 2 will be available to reimburse investors in Series 1995-1, 1996-1, 1996-2, 1997-1 and 1997-2 for Series Participation Interest Charge-Offs at the time such Series terminates.

     These amendments to the Pooling Agreement did not affect the nature or type of assets supporting any existing Series and, for Series 1995-1, 1996-1, 1996-2, 1997-1 and 1997-2, will not delay an amortization event for any of such Series. In addition, the ratings assigned to the Series 1995-1, 1996-1, 1996-2, 1997-1 and 1997-2 certificates have not been impacted as a result of this amendment.


                                   -2-


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits
     --------

99   Statement to Series 1996-1 Participants with respect to the distribution on June 14, 1999 as provided for under Article V of the Pooling and Servicing Agreement dated as of September 1, 1995 among Household Finance Corporation, as Servicer and The Chase Manhattan Bank, N.A., as Deposit Trustee and Section 5 of the Series 1996-1 Supplement to the Pooling and Servicing Agreement,
(b) Noteholders with respect to the Payment Date on June 17, 1999 as provided for under Section 3.23 of the Indenture dated as of March 1, 1996 between Household Consumer Loan Trust 1996-1 and The Bank of New York, as Indenture Trustee, and (c) Certificateholders with respect to the Payment Date on June 17, 1999 as provided for under Section 5.04 of the Trust Agreement dated as of March 1, 1996 between Household Consumer Loan Corporation and The Chase Manhattan Bank (USA), as Owner Trustee.



                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


                              HOUSEHOLD FINANCE CORPORATION,
                         as Administrator of and on behalf of the
                           HOUSEHOLD CONSUMER LOAN TRUST 1996-1
                         ----------------------------------------
                                      (Registrant)


                         By:   /s/ J. W. Blenke
                              -----------------------------------
                              J. W. Blenke
                              Authorized Representative



Dated:    June 21, 1999
          -----------------------


                              - 3 -

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits
     --------

99

Statement to Series 1996-1 Participants with respect to the distribution on June 14, 1999 as provided for under Article V of the Pooling and Servicing Agreement dated as of September 1, 1995 among Household Finance Corporation, as Servicer and The Chase Manhattan Bank, N.A., as Deposit Trustee and Section 5 of the Series 1996-1 Supplement to the Pooling and Servicing Agreement,
(b) Noteholders with respect to the Payment Date on June 17, 1999 as provided for under Section 3.23 of the Indenture dated as of March 1, 1996 between Household Consumer Loan Trust 1996-1 and The Bank of New York, as Indenture Trustee, and (c) Certificateholders with respect to the Payment Date on June 17, 1999 as provided for under Section 5.04 of the Trust Agreement dated as of March 1, 1996 between Household Consumer Loan Corporation and The Chase Manhattan Bank (USA), as Owner Trustee.



                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


                              HOUSEHOLD FINANCE CORPORATION,
                         as Administrator of and on behalf of the
                           HOUSEHOLD CONSUMER LOAN TRUST 1996-1
                         ----------------------------------------
                                      (Registrant)


                         By:
                              -----------------------------------
                              J. W. Blenke
                              Authorized Representative



Dated:    June 21, 1999
          -----------------------


                              - 3 -

                          EXHIBIT INDEX

Exhibit
Number    Exhibit                                             Page
-------   -------                                             ----
                                                                 5
99
     Statement to Series 1996-1 Participants with respect to the distribution on June 14, 1999 as provided for under Article V of the Pooling and Servicing Agreement dated as of September 1, 1995 among Household Finance Corporation, as Servicer and The Chase Manhattan Bank, N.A., as Deposit Trustee and Section 5 of the Series 1996-1 Supplement to the Pooling and Servicing Agreement, (b) Noteholders with respect to the Payment Date on June 17, 1999 as provided for under Section 3.23 of the Indenture dated as of March 1, 1996 between Household Consumer Loan Trust 1996-1 and The Bank of New York, as Indenture Trustee, and (c) Certificateholders with respect to the Payment Date on June 17, 1999 as provided for under Section
     5.04 of the Trust Agreement dated as of March 1, 1996 between Household Consumer Loan Corporation and The Chase Manhattan Bank (USA), as Owner Trustee.













U:\WP\HFS088\8K\HCLT96-1.8K


                                    -4-